                                                                    EXHIBIT 10.4


                                AUTODESK, INC.

                                1996 STOCK PLAN
                         (AS AMENDED JANUARY 27, 1998)


    1.  Purposes of the Plan.  The purposes of this Stock Plan are:
        --------------------

    . to attract and retain the best available personnel for positions of substantial responsibility,

    .   to provide additional incentive to Employees and Consultants, and

    .   to promote the success of the Company's business.

    Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights and Long-Term Performance Awards may also be granted under the Plan.

    2.  Definitions.  As used herein, the following definitions shall apply:
        -----------

        (a) "Administrator" means the Board or any of its Committees as shall be
             -------------
administering the Plan, in accordance with Section 4 of the Plan.

        (b) "Applicable Laws" means the legal requirements relating to the
             ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights will be or are being granted under the Plan.

        (c) "Board" means the Board of Directors of the Company.
             -----

        (d) "Code" means the Internal Revenue Code of 1986, as amended.
             ----

        (e) "Committee"  means a Committee appointed by the Board in accordance
             ---------
with Section 4 of the Plan.

        (f) "Common Stock" means the Common Stock of the Company.
             ------------

        (g) "Company" means Autodesk, Inc., a Delaware corporation.
             -------

        (h) "Consultant" means any person, including an advisor, engaged by the
             ----------
Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

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        (i) "Continuous Status as an Employee or Consultant" means that the
             ----------------------------------------------
employment or consulting relationship with the Company, its Parent, or any Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

        (j) "Director" means a member of the Board.
             --------

        (k) "Disability" means total and permanent disability as defined in
             ----------
Section 22(e)(3) of the Code.

        (l) "Employee" means any person, including Officers and Directors,
             --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (m) "Exchange Act" means the Securities Exchange Act of 1934, as
             ------------
amended.

        (n) "Fair Market Value" means, as of any date, the value of Common Stock
             -----------------
determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

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        (o) "Incentive Stock Option" means an Option intended to qualify as an
             ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p) "Insiders" means individuals subject to Section 16 of the Exchange
             --------
Act.

        (q) "Long-Term Performance Award" means an award of cash or stock
             ---------------------------
pursuant to Section 12 of the Plan.

        (r) "Nonstatutory Stock Option" means an Option not intended to qualify
             -------------------------
as an Incentive Stock Option.

        (s) "Notice of Grant" means a written or electronic notice evidencing
             ---------------
certain terms and conditions of an individual Option, Stock Purchase Right or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement.

        (t) "Officer" means a person who is an officer of the Company within the
             -------
meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (u) "Option" means a stock option granted pursuant to the Plan.
             ------

        (v) "Option Agreement" means a written or electronic agreement between
             ----------------
the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (w) "Optioned Stock" means the Common Stock subject to an Option, Stock
             --------------
Purchase Right or Long-Term Performance Award.

        (x) "Optionee" means an Employee or Consultant who holds an outstanding
             --------
Option, Stock Purchase Right or Long-Term Performance Award.

        (y) "Parent" means a "parent corporation," whether now or hereafter
             ------
existing, as defined in Section 424(e) of the Code.

        (z) "Plan" means this 1996 Stock Plan, as amended.
             ----

        (aa) "Restricted Stock" means shares of Common Stock acquired pursuant
              ----------------
to a grant of Stock Purchase Rights under Section 11 below.

        (bb) "Restricted Stock Purchase Agreement" means a written agreement
              -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

        (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor
              ----------
to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (dd) "Section 16(b)" means Section 16(b) of the Securities Exchange Act
              -------------
of 1934, as amended.

        (ee) "Share" means a share of the Common Stock, as adjusted in
              -----
accordance with Section 14 of the Plan.

        (ff) "Stock Purchase Right" means the right to purchase Common Stock
              --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

        (gg) "Subsidiary" means a "subsidiary corporation", whether now or
              ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 14 of
        -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,500,000 shares, plus (a) an annual increase to be made on the last day of the immediately preceding fiscal year equal to the lesser of (i) 500,000 Shares, (ii) 3.5% of the Issued Shares (as defined below) on such date or (iii) a lesser amount determined by the Board, (b) any Shares which have been reserved but unissued under the Company's 1987 Stock Option Plan ("1987 Plan") as of the date of stockholder approval of the original adoption of this Plan not to exceed 3,000,000 Shares, and (c) any Shares returned to the 1987 Plan as a result of termination of options under the 1987 Plan not to exceed 9,000,000 Shares. "Issued Shares" shall mean the number of shares of Common Stock of the Company outstanding on such date plus any shares reacquired by the Company during the fiscal year that ends on such date.

        If an Option, Stock Purchase Right or Long-Term Performance Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided,
                                                               --------
however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, Stock Purchase Right or Long-Term Performance Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

    4.  Administration of the Plan.
        --------------------------

        (a)  Procedure.
             ---------

             (i)   Multiple Administrative Bodies. If permitted by Rule 16b-3,
                   ------------------------------
the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

             (ii)  Administration With Respect to Directors and Officers
                   -----------------------------------------------------
Subject to Section 16(b).  With respect to Option, Stock Purchase Right or
------------------------
Long-Term Performance Award grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

             (iii)  Administration With Respect to Other Persons.  With
                    --------------------------------------------
respect to Option, Stock Purchase Right or Long-Term Performance Award grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

        (b) Powers of the Administrator.  Subject to the provisions of the Plan,
            ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

          (ii) to select the Consultants and Employees to whom Options, Stock Purchase Rights and Long-Term Performance Awards may be granted hereunder;

          (iii) to determine whether and to what extent Options, Stock Purchase Rights and Long-Term Performance Awards or any combination thereof, are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each Option, Stock Purchase Right and Long-Term Performance Awards granted hereunder;

          (v)    to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options, Stock Purchase Rights or Long-Term Performance Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Stock Purchase Right or Long-Term Performance Awards or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (ix) to modify or amend each Option, Stock Purchase Right or Long-Term Performance Awards (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option, Stock Purchase Right or Long-Term Performance Awards previously granted by the Administrator;

          (xi) to determine the terms and restrictions applicable to Options, Stock Purchase Rights, Long-Term Performance Awards and any Restricted Stock; and

          (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

      (c) Effect of Administrator's Decision.  The Administrator's decisions,
          ----------------------------------
determinations and interpretations shall be final and binding on all Optionees and any other holders of Options, Stock Purchase Rights or Long-Term Performance Awards.

    5.  Eligibility.  Nonstatutory Stock Options, Stock Purchase Rights and
        -----------
Long-Term Performance Awards may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option, Stock Purchase Right or Long-Term Performance Awards may be granted additional Options, Stock Purchase Rights or Long-Term Performance Awards.

    6.  Limitations.
        -----------

        (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

        (b) Neither the Plan nor any Option, Stock Purchase Right or Long-Term Performance Award shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of Options to
Employees:

            (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

            (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 1,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

            (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 14.

            (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above.

    7.  Term of Plan.  Subject to Section 20 of the Plan, the Plan shall become
        ------------
effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

    8.  Term of Option.  The term of each Option shall be stated in the Notice
        --------------
of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

    9.  Option Exercise Price and Consideration.
        ---------------------------------------

        (a) Exercise Price.  The per share exercise price for the Shares to be
            --------------
issued pursuant to exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (b) Waiting Period and Exercise Dates.  At the time an Option is
            ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until either the completion of a service period or the achievement of performance criteria with respect to the Company or the Optionee.

        (c) Form of Consideration.  The Administrator shall determine the
            ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

            (i)   cash;

            (ii)  check;

            (iii) promissory note;

            (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

            (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

            (vii) any combination of the foregoing methods of payment; or

         (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10.  Exercise of Option.
         ------------------

         (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted
             -----------------------------------------------
hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement and the Notice of Grant.

             An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

             Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b)  Termination of Employment or Consulting Relationship.  Upon
             ----------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Notice of Grant to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

       Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status.

In such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

        (c) Disability of Optionee.  Upon termination of an Optionee's
            ----------------------
Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months (or such other period of time as is determined by the Administrator) from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d) Death of Optionee.  In the event of the death of an Optionee, the
            -----------------
Option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable and may be exercised at any time within twelve (12) months (or such other period of time as is determined by the Administrator) following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) Rule 16b-3.  Options granted to individuals subject to Section 16 of
            ----------
the Exchange Act (Insiders) must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

   11.  Stock Purchase Rights.
        ---------------------

        (a) Rights to Purchase.  Stock Purchase Rights may be issued either
            ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid provided, however, that the purchase price shall not be less than the par value of the Company's Common Stock, and the time within which the offeree must accept such offer, which shall in no event exceed ninety (90) days from the later of
(i) the date upon which the Administrator made the determination to grant the Stock Purchase Right, or (ii) the date the Notice of Grant of Stock Purchase Rights is delivered to the Executive. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the

Administrator. The number of Shares subject to grants of Stock Purchase Rights shall not exceed fifteen percent (15%) of the total number of Shares authorized under the Plan.

        (b) Repurchase Option.   The Restricted Stock Purchase Agreement shall
            -----------------
grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including Disability); provided, however, that such repurchase option shall terminate in the event of the death of the Purchaser. In all other cases, the repurchase option shall lapse at a rate determined by the Administrator; provided, however that, except as otherwise provided in this subsection, no portion of the repurchase option shall lapse before the end of three years from the date of purchase of the Restricted Stock. The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company.

        (c) Rule 16b-3.  Stock Purchase Rights granted to Insiders, and Shares
            ----------
purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

        (d) Other Provisions.  The Restricted Stock Purchase Agreement shall
            ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

        (e) Rights as a Stockholder.  Once the Stock Purchase Right is
            -----------------------
exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

        (f) Issuance of Shares.  As soon as possible after full payment of the
            ------------------
purchase price, the Shares purchased shall be duly issued; provided, however, that the Administrator may require that the purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to such purchase.

        (g) Shares Available Under the Plan.  Exercise of a Stock Purchase Right
            -------------------------------
in any manner shall result in a decrease in the number of Shares that thereafter shall be available for reissuance under the Plan.

        (h) Stock Withholding to Satisfy Tax Obligations.  The Administrator
            --------------------------------------------
may, in its discretion, permit a purchaser to satisfy any withholding tax obligation that arises in connection with the vesting of Shares by electing to have the Company withhold from such vested Shares that number of Shares having a Fair Market Value equal to the amount required to be withheld. Elections by purchasers to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to such restrictions and limitations as the Administrator may specify.

   12.  Long-Term Performance Awards.
        ----------------------------

        (a) Awards.  Long-Term Performance Awards are cash or stock bonus awards
            ------
that may be granted either independently or along with, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. Long-Term Performance Awards shall not require payment by the recipient of any consideration for the Long-Term Performance Award or for the Shares covered by such award. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award and shall determine the performance and/or employment factors to be used in the determination of the value of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards have been earned. Shares issued pursuant to a Long-Term Performance Award may be made subject to various conditions, including vesting or forfeiture provisions. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a written Long-Term Performance Award agreement.

        (b) Value of Awards.  At the beginning of each Performance Period, the
            ---------------
Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values and/or numbers of Shares to be issued to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or numbers of Shares may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

        (c) Adjustment of Awards.  Notwithstanding the provisions of Section 16
            --------------------
hereof, the Administrator may, after the grant of Long-Term Performance Awards, adjust the performance factors applicable to such Long-Term Performance Awards to take into account changes in the law or in accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

        (d) Termination.  Unless otherwise provided in the applicable Long-Term
            -----------
Performance Award agreement, if a participant terminates his or her employment or his or her consultancy during a Performance Period because of death or Disability, the Administrator may in its discretion provide for an earlier payment in settlement of such award, which payment may be in such amount and under such terms and conditions as the Administrator deems appropriate.

        Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a participant terminates employment or his or her consultancy during a Performance Period for any reason other than death or Disability, then such a participant shall not be entitled to any payment with respect to the Long-Term Performance Award subject to such Performance Period, unless the Administrator shall otherwise determine in its discretion.

        (e) Form of Payment.  The earned portion of a Long-Term Performance
            ---------------
Award may be paid currently or on a deferred basis (with such interest or earnings equivalent as may be determined by the Administrator). Payment shall be made in the form of cash or whole Shares (including Restricted Stock), or a combination thereof, either in a lump sum payment or in installments, all as the Administrator shall determine.

        (f) Reservation of Shares.  In the event that the Administrator grants a
            ---------------------
Long-Term Performance Award that is payable in cash or Common Stock, the Administrator may (but need not) reserve an appropriate number of Shares under the Plan at the time of grant of the Long-Term Performance Award. If and to the extent that the full amount reserved is not actually paid in Common Stock, the Shares representing the portion of the reserve for that Long-Term Performance Award that is not actually issued in satisfaction of such Long-Term Performance Award shall again become available for award under the Plan. If Shares are not reserved by the Administrator at the time of grant, then (i) no Shares shall be deducted from the number of Shares available for grant under the Plan at that time and (ii) at the time of payment of the Long-Term Performance Award, only the number of Shares actually issued to the participant shall be so deducted.
If there are not a sufficient number of Shares available under the Plan for issuance to a participant at the time of payment of a Long-Term Performance Award, any shortfall shall be paid by the Company in cash.

        (g) Rule 16b-3.  Grants of Long-Term Performance Awards to Directors and
            ----------
Officers must comply with the applicable provisions of Rule 16b-3 and such Long-Term Performance Awards shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written agreement relating to such Long-Term Performance Awards in order to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    13.  Non-Transferability of Options, Stock Purchase Rights and Long-Term
         -------------------------------------------------------------------
Performance Awards.  An Option, Stock Purchase Right or Long-Term Performance
------------------
Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
        ------------------------------------------------------------------------
        Sale.
        ----

        (a) Changes in Capitalization.  Subject to any required action by the
            -------------------------
stockholders of the Company, the number of Shares covered by each outstanding Option, Long-Term Performance Award and Stock Purchase Right, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options, Long-Term Performance Awards or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, Long-Term Performance Award or Stock Purchase Right, as well as the price per Share covered by each such outstanding Option, Long-Term Performance Award or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option, Long-Term Performance Award or Stock Purchase Right.

        (b) Dissolution or Liquidation.  In the event of the proposed
            --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option, Stock Purchase Right or Long-Term Performance Award until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option, Stock Purchase Right or Long-Term Performance Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Stock Purchase Right or Long-Term Performance Award will terminate immediately prior to the consummation of such proposed action.

        (c) Merger or Asset Sale.  In the event of a merger of the Company with
            --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, Stock Purchase Right and Long-Term Performance Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, or in the event that the successor corporation refuses to assume or substitute for the Option, Stock Purchase Right or Long-Term Performance Award, the Optionee shall have the right to exercise the Option, Stock Purchase Right or Long-Term Performance Award as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option, Stock Purchase Right or Long-Term Performance Award is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option, Stock Purchase Right or Long-Term Performance Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option, Stock Purchase Right or Long-Term Performance Award shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option, Stock Purchase Right or Long-Term Performance Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the

Option, Stock Purchase Right or Long-Term Performance Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Purchase Right or Long-Term Performance Award, for each Share of Optioned Stock subject to the Option, Stock Purchase Right or Long-Term Performance Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    15. Date of Grant.  The date of grant of an Option, Stock Purchase Right or
        -------------
Long-Term Performance Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right or Long-Term Performance Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    16. Amendment and Termination of the Plan.
        -------------------------------------

        (a) Amendment and Termination.  The Board may at any time amend, alter,
            -------------------------
suspend or terminate the Plan.

        (b) Stockholder Approval.  The Company shall obtain stockholder approval
            --------------------
of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Sections 162(m) or 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

        (c) Effect of Amendment or Termination.  No amendment, alteration,
            ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    17. Conditions Upon Issuance of Shares.
        ----------------------------------

        (a) Legal Compliance.  Shares shall not be issued pursuant to the
            ----------------
exercise of an Option, Stock Purchase Right or Long-Term Performance Award unless the exercise of such Option, Stock Purchase Right or Long-Term Performance Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the

Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) Investment Representations.  As a condition to the exercise of an
            --------------------------
Option, Stock Purchase Right or Long-Term Performance Award, the Company may require the person exercising such Option, Stock Purchase Right or Long-Term Performance Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    18.  Liability of Company.
         --------------------

         (a) Inability to Obtain Authority.  The inability of the Company to
             -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (b) Grants Exceeding Allotted Shares.  If the Optioned Stock covered by
             --------------------------------
an Option, Stock Purchase Right or Long-Term Performance Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option, Stock Purchase Right or Long-Term Performance Award shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with
Section 16(b) of the Plan.

    19.  Reservation of Shares.  The Company, during the term of this Plan, will
         ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    20. Stockholder Approval.  Continuance of the Plan shall be subject to
        --------------------
approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.